Supplement dated November 19, 2020

To the Prospectus dated May 1, 2014, as supplemented, for

New York Life Lifetime Wealth Variable Universal Life

Investing in

NYLIAC Variable Universal Life Separate Account-I

This supplement amends the May 1, 2014 prospectus, as supplemented, for the variable universal life insurance policy listed above offered through NYLIAC Variable Universal Life Separate Account-I (the “Prospectus”). You should read this information carefully and retain this supplement for future reference together with the Prospectus. This supplement is not valid unless it is read in conjunction with the Prospectus. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

The purpose of this supplement is to note the reorganization between Delaware VIP International Value Equity Series (“VIP International Value Equity”) and the Delaware VIP International Series (“VIP International”) pursuant to which VIP International Value Equity would be reorganized with and into VIP International (the “Reorganization”).

Keeping this purpose in mind, please note the following:

I: Reorganization of VIP International Value Equity with and into VIP International

Please be advised that on August 12, 2020, the Board of Trustees of Delaware VIP Trust approved the Reorganization that is currently anticipated to occur on or around December 11, 2020 (the “Closing Date”). As a result of the Reorganization, on the Closing Date, policyholders that have allocated cash value to Standard Class Shares of VIP International Value Equity will receive Standard Class shares of VIP International. After the Closing Date, policyholders will no longer be able to allocate to, or hold any cash value in, VIP International Value Equity. As a result, policyholders who were shareholders of VIP International Value Equity will become shareholders of VIP International as of the Closing Date. All references in the Prospectus to VIP International Value Equity will be changed to VIP International as of the Closing Date. VIP International Value Equity will be liquidated and dissolved following the Reorganization.

In addition, please note the following:

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All policyowners affected by the Reorganization will receive a written confirmation of the transaction. The redemption and subsequent purchase transactions required to effectuate the Reorganization will not count toward either the twelve (12) transfer limit or our limitations regarding potentially harmful transfers as described in the Prospectus.

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You will not incur any fees or charges because of the tax-free Reorganization. Your Cash Value immediately prior to the Closing Date will be equal to your Cash Value immediately after the Closing Date; however, the number of accumulation units you receive in VIP International may be different from the number of accumulation units in VIP International Value Equity. There will also be no change to your policy’s death benefit as a result of the Reorganization.

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We will also continue to process premium payments and automatic transactions (such as Dollar Cost Averaging, Automatic Asset Rebalancing and Interest Sweep) after the Closing Date, except that allocations previously processed to or from VIP International Value Equity will be processed to or from VIP International.

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Once the Reorganization occurs, the fees listed for VIP International Value Equity in the section of the Prospectuses on “Annual Portfolio Company Operating Expenses” will be changed to reflect the post-Reorganization, pro forma operating expenses of Standard Class Shares of VIP International: Management Fees: 0.85%; Distribution (12b-1) Fees 0.00%; Other Expenses: 0.16%; and Total Fund Annual Expenses 1.01%.

•	The Investment Objective for VIP International—listed in the section of the Prospectus on “Management and Organization—Funds and Eligible Portfolios”—is to seek long-term capital growth.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010